Exhibit 99

ABS New Issue Term Sheet

Bay View 2005-LJ-1 Owner Trust
Automobile Receivable Backed Notes

$232,100,331.32

(Approximate)

Bay View Acceptance Corporation

(Servicer)

Bay View Deposit Corporation

(Seller)

MBIA Insurance Corporation

(Note Insurer)

February 14, 2005

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The analysis in this report is based on information provided by Bay View Acceptance Corporation (the “Servicer”). The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by Barclays Capital Inc. (“Barclays”) or UBS Securities LLC (“UBS” and together with Barclays, the “Underwriters”) and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared by the Underwriters in reliance upon information furnished by the Servicer. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Underwriter nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Bay View 2005-LJ-1 Owner Trust
Automobile Receivable Backed Notes
$232,100,331.32 (Approximate)

Structure Overview

				Expected		Expected
	Approx.		Expected WAL	Principal Window	Legal Final	Ratings
Class	Size ($)(1)	Coupon	(years)(2)	(Months)	Maturity Date	S&P/ Moody's

A-1	38,600,000.00	Fixed	0.31	1-6	2/27/2006	A-1+ / P-1

A-2(3)	62,600,000.00	Fixed	1.00	6-17	7/25/2008	AAA / Aaa

A-3(3)	64,100,000.00	Fixed	2.00	17-31	3/25/2010	AAA / Aaa

A-4(3)	66,800,331.32	Fixed	3.46	31-63	5/25/2012	AAA / Aaa

I(3)	176,576,067.86(4)	IO	1.33 (5)			AAA / Aaa

Notes:

(1)	The Approximate Size is subject to a permitted variance of plus or minus 5%.

(2)	Pricing assumes 1.6% ABS to maturity and other assumptions set forth in the Prospectus Supplement.

(3)	Settles with Accrued Interest.

(4)	Initial notional principal amount. The Class I Notes are interest only securities and will not be entitled to receive payments of principal. The notional principal amount of the Class I Notes will be reduced as described herein.

(5)	Based on notional balance.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

Issuer:	Bay View 2005-LJ-1 Owner Trust (the “Trust”)

Seller:	Bay View Deposit Corporation

Servicer:	Bay View Acceptance Corporation (“BVAC”)

Back-up Servicer:	CenterOne Financial Services LLC

Indenture Trustee:	Deutsche Bank Trust Company Americas

Collateral Agent:	Deutsche Bank Trust Company Americas

Owner Trustee:	Wilmington Trust Company

Sole-Bookrunner:	Barclays Capital Inc.

Co-Lead Manager:	UBS Securities LLC

Note Insurer:	MBIA Insurance Corporation

Offered Notes:	Approximately $232,100,331.32 fixed-rate notes (the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes, collectively the “Class A Notes”) and approximately $176,576,067.86 notional balance PAC IO Notes (the “Class I Notes”).

Transaction Overview

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Assets of the Trust:	The Trust assets will include:

(i)	a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states of the United States of America, secured by new and used automobiles, light-duty trucks, sport utility vehicles, and vans, with an aggregate principal balance of approximately $232,100,331.32 as of the Cut-off Date (the “Receivables”);

(ii)	certain monies (including accrued interest) due in respect of the Receivables after the Cut-off Date;

(iii)	security interests in the related financed vehicles financed through the Receivables;

(iv)	all amounts and property from time to time held in or credited to any of the trust accounts, the collection account, the spread account, the payahead account and the lock-box account established by the servicer (to the extent the amounts and property in the lock-box account relate to the receivables);

(v)	any proceeds from claims and other amounts relating to insurance policies and other items financed under the Receivables or otherwise covering an obligor or a financed vehicle;

(vi)	any proceeds from the liquidation of the Receivables or financed vehicles;

(vii)	all property (including the right to receive future liquidation proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to the liquidation of the Receivable;

(viii)	the trust and servicing agreement and the purchase agreement to the extent each relates to the Receivables, or the Receivable files or the financed vehicles, including the right of the Seller to cause the originator to repurchase the Receivables and/or obtain indemnification for third party claims;

(ix)	all amounts received in respect of recourse rights against the dealers who originated the Receivables and any successor dealers;

(x)	the Receivable files and all other documents that the Seller or Servicer keeps on file in accordance with its customary procedures relating to the Receivables or the obligors or financed vehicles; and

(xi)	the proceeds of any and all of the foregoing.

Expected Pricing:	On or about February 14, 2005

Closing Date:	On or about February 17, 2005

Cut-off Date:	January 31, 2005

Payment Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in March 2005.

Record Date:	The last day of the collection period related to the Payment Date.

Determination Date:	The Determination Date with respect to any Payment Date is on the 17th day of the month in which the Payment Date occurs or, if such day is not a business day, the first business day thereafter.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

Interest Accrual Period:	With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate based on a 30/360 basis, during the prior calendar month.

With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at a fixed rate on an Actual/360 day basis.

Optional Redemption:	The Servicer may at its option purchase all the Receivables as of the last day of any Collection Period on which (1) the aggregate balance of the Receivables on the related Payment Date (after payment of all amounts to be paid on such Payment Date) will be equal to or less than 15% of the initial aggregate balance of the Receivables and (2) the notional principal amount of the Class I Notes is zero (or will be reduced to zero on or before the related Payment Date).

Optional Redemption Price:	The Optional Redemption Price for the Receivables will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of:

(1)	100% of the aggregate outstanding principal balance of the Class A Notes;

(2)	accrued and unpaid interest on the outstanding principal balance of the Notes at the weighted average contract rates of the Receivables; and

(3)	any amounts due to the Note Insurer, the Servicer, the Indenture Trustee (including in its capacities as Back-up Servicer and Collateral Agent) and the Owner Trustee.

Servicing/Other Fees:	The collateral is subject to certain monthly fees, including a servicing fee, back-up servicing fee, Indenture Trustee fee, Owner Trustee fee and a premium payable to the Note Insurer.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Transaction Overview

ERISA:	It is anticipated that the Offered Notes will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Notes.

Taxation:	In the opinion of special tax counsel to the Seller the Class A Notes and the Class I Notes will be characterized for federal income tax purposes as debt, and the Trust will not be treated as an association taxable as a corporation or as a “publicly traded partnership” taxable as a corporation.

The Seller, Issuer, the Indenture Trustee, the Owner Trustee and the noteholders will agree to treat the Offered Notes as debt.

Rule 2a-7:	The Issuer believes that the Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended, however the Issuer has not sought independent verification of such eligibility and any investor in the Class A-1 Notes should consult with their own legal advisors in determining whether the Class A-1 Notes will constitute legal investments for them under Rule 2a-7.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	$1,000 and integral multiples thereof.

Prospectus:	The Offered Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the “Prospectus”). Important information with respect to the Offered Notes and the collateral, including the Receivables, is contained in the Prospectus. The material presented herein is qualified and superseded in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus. Potential investors in the Offered Notes should read the Prospectus in its entirety prior to making any investment decision.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Credit Enhancement

MBIA Insurance Policy:	Simultaneously with the issuance of the Notes, MBIA will deliver an insurance policy to the Indenture Trustee for the benefit of each holder of the Notes. Under the policy, MBIA unconditionally and irrevocably guarantees the full and complete payment of (subject to the terms of the policy as described in the Prospectus):

(1)	monthly interest on the Class A Notes and the Class I Notes;

(2)	principal to the extent the Class A Notes Balance exceeds the Receivables Balance;

(3)	principal on the Class A Notes on their respective final maturity dates;

(4)	any such payments which are subsequently avoided in whole or in part as a preference payment under applicable law.

Excess Spread:	The weighted average coupon rate on the Receivables is generally expected to be higher than the sum of (a) a fraction equal to (i) the monthly Servicing/Other Fees times twelve over (ii) the aggregate principal amount of the Receivables, (b) the weighted average pass-through rate on the Class A Notes, and (c) a fraction equal to (i) the interest due on the Class I Notes times twelve over (ii) the aggregate principal amount of the Receivables thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Notes on each Payment Date.

Spread Account:	On or prior to the Closing Date, the Collateral Agent will establish the Spread Account with the Collateral Agent or another eligible bank, as such is defined in the trust and servicing agreement among Seller, Servicer, Indenture Trustee, Back-up Servicer and Owner Trustee, on behalf of the Noteholders pursuant to a spread account agreement among a spread account depositor, the Collateral Agent and the Insurer. On the Closing Date, a deposit will be made into the Spread Account as provided in the spread account agreement. In addition, on each Payment Date, the Indenture Trustee will be required to deposit additional amounts into the Spread Account from Excess Spread. Amounts, if any, on deposit in the Spread Account will be available, to the extent provided in the spread account agreement, to fund any deficiency required under the spread account agreement to be funded on a Payment Date.

The aggregate amount required to be on deposit at any time in the Spread Account (the “Requisite Amount”) will be determined in accordance with the insurance agreement and the spread account agreement. The Requisite Amount may increase or decrease over time as a result of floors, caps and certain trigger events set forth in the insurance agreement or the spread account agreement. Amounts on deposit in the Spread Account on any Payment Date (after giving effect to all other payments made on such Payment Date) will be distributed in accordance with the spread account agreement.

There can be no assurance that the amounts on deposit in the Spread Account will reach the Requisite Amount or be available to make payments with respect to the Notes. Consequently, the noteholders should not rely on amounts on deposit in or to be deposited to the Spread Account as a source of repayment of the Offered Notes.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Class I Monthly Interest:	The Class I Notes are interest only notes and will not receive payments of principal. The interest rate for the Class I Notes is 0.50% per annum (the “Class I Interest Rate”). Interest on the Class I Notes will accrue on the notional principal amount of the Class I Notes at the Class I Interest Rate. Generally, the amount of interest payable to the Class I noteholders on each Payment Date is the product of (i) 1/12th of the Class I Interest Rate, and (ii) the notional principal amount as of the preceding Payment Date (after giving effect to any reduction of the notional principal amount on such Payment Date). The notional principal amount represents a designated principal component of the Receivables, originally approximately $176,576,067.86. Class I is a Planned Amortization Class (“PAC”) which has an initial prepayment protection band from 1.6% to 2.5% ABS (the reduction in the notional principal amount is based on the principal paydown schedule).

For the purpose of calculating the amount payable with respect to the Class I Notes, the aggregate Class A Note Balance will be divided into two principal components, the PAC Component and the Companion Component. The sum of the PAC Component and the Companion Component will at any time equal the then aggregate unpaid Class A Note Balance. The notional principal amount of the Class I Notes at any time will be equal to the principal balance of the PAC Component at all times as such amount is calculated using the allocations of principal payments described below:

The planned schedule for the amortization of the notional principal amount (the “Planned Notional Principal Amount Schedule”) is included herein. On each Payment Date, the amount of monthly principal allocated to the Class A noteholders will determine the reduction in the notional principal amount as follows:

(1)	To the PAC Component in an amount up to the amount necessary to reduce this balance to the balance specified in the Planned Notional Principal Amount Schedule for such Payment Date;

(2)	To the Companion Component, until the outstanding principal amount is reduced to zero; and

(3)	To the PAC Component, without regard to the planned notional principal amount until the outstanding principal amount of the PAC Component is reduced to zero.

The notional principal amount of the Class I Notes will be the same amount as the outstanding amount of the PAC Component and will decline as the PAC Component declines.

If an event of default occurs under the indenture and the Note Insurer instructs the Indenture Trustee to liquidate all or part of the assets of the Trust, the Note Insurer will, subject to the terms of the policy described in the Prospectus, guarantee the continued payment of monthly interest to the Class I noteholders based on the Planned Notional Principal Amount Schedule for all remaining Payment Dates included in that schedule.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Class A Monthly Interest:	Generally, the amount of monthly interest payable to each class of Class A notes (other than the Class A-1 notes) on each Payment Date is the product of:

(i)	1/12th of the interest rate applicable to such class of notes; and

(ii)	the aggregate outstanding note principal balance of such class on the preceding Payment Date (after giving effect to all payments of principal to noteholders on such date) or, in the case of the first Payment Date, from the Closing Date.

Class A-1 Monthly Interest:	Generally, the amount of monthly interest payable to the Class A-1 noteholders on each Payment Date is the product of:

(i)	1/360th of the interest rate for the Class A-1 notes;

(ii)	the actual number of days from the previous Payment Date through the day before the related Payment Date or, in the case of the first Payment Date, from the Closing Date; and

(iii)	the aggregate outstanding note principal balance of the Class A-1 Notes on the preceding Payment Date (after giving effect to all payments of principal to noteholders on such date).

Class A Principal Payments:	On each Payment Date, the Indenture Trustee will pay principal to each class of Class A noteholders of record as of the Record Date. Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the Receivables pool during the previous calendar month.

Principal will be distributed to the Class A noteholders in the order of the alpha-numeric designation of each class of the Class A notes, starting with the Class A-1 notes and ending with the Class A-4 notes. For example, no principal will be distributed to the Class A-2 noteholders until the outstanding note balance of the Class A-1 notes has been reduced to zero.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Priority of Payments

Priority of Payments:	Unless an Event of Default has occurred and is continuing:

(1)	The monthly indenture trustee fee (subject to a cap), including any overdue fees, to the Indenture Trustee, as well as reasonable expense reimbursements and indemnities owed to the indenture trustee;

(2)	Without duplication, an amount equal to the sum of (i) the amount of outstanding advances in respect of Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the Servicer determines to be unrecoverable, to the Servicer;

(3)	The monthly servicing fee, the back-up servicing fee (the back-up servicing fee paid under this clause will be subject to a cap), the indenture trustee fee, and the owner trustee fee (subject to a cap), including any overdue fees, to the Servicer, Back-up Servicer, Indenture Trustee or Owner Trustee as applicable;

(4)	Monthly interest, including any overdue monthly interest amounts, to the Class A noteholders and Class I noteholders;

(5)	The insurance premium, including any overdue insurance premium;

(6)	Monthly principal, together with any overdue monthly principal, to the Class A noteholders in accordance with the principal payment sequence (as described above under “Class A Principal Payments”);

(7)	Unreimbursed draws on the policy, and all other amounts then due to the Note Insurer under the insurance agreement, to the Note Insurer;

(8)	To the Spread Account up to the required spread amount;

(9)	The monthly servicing fee, as well as expense reimbursements and indemnities, the back-up servicing fee, the indenture trustee fee, and the owner trustee fee (to the extent not paid in clauses (1) or (3) above), owed to the Servicer, Back-up Servicer, Indenture Trustee, or Owner Trustee, as applicable;

(10)	The amount of recoveries of advances (to the extent such recoveries have not been previously reimbursed to the Servicer pursuant to clause (2) above), to the Servicer; and

(11)	As the owner trustee shall direct in accordance with the trust and servicing agreement, for payments to the certificateholders.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Collateral Summary

Statistics for the Receivables listed below are based on the Cut-off Date balances.

	Summary Statistics			Range (if applicable)
Number of Receivables:		8,335

Aggregate Remaining Principal Balance:		$232,100,331.32		$1,639.82 - $106,521.09
Average Remaining Principal Balance:		$27,846.47

Aggregate Original Principal Balance:		$253,322,249.55		$7,213.42 - $112,489.07
Average Original Principal Balance:		$30,392.59

New Vehicles:		60.11%
Used Vehicles:		39.89%

Wtd. Avg. Gross Coupon:		8.140%		5.080% - 14.900%

Wtd. Avg. Borrower FICO at Origination:		738		539 - 848

Wtd. Avg. Original Term (months):		84		24 - 98 months
Wtd. Avg. Remaining Term (months):		76		8 - 96 months
Wtd. Avg. Seasoning (months):		8		0 - 69 months

Build Year of the Vehicle:	2005		8.49%
	2004		47.42%
	2003		19.37%
	2002		8.69%
	2001		6.44%

Geographic Distribution (Top 5):	TX		14.83%
	CA		13.38%
	AZ		10.70%
	IL		8.23%
	TN		6.00%

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

The following tables represent set forth certain anticipated characteristics of the Receivables as of the Cut-off Date. The sum in any column may not equal the indicated total due to rounding.

Collateral Type
		Aggregate	Aggregate	Weighted
		Remaining	Original	Average
	Number of	Principal	Principal	Contract
Collateral Type	Receivables	Balance ($)	Balance ($)	Rate (%)

New Automobiles	1,422	39,190,458.58	42,847,538.37	8.196
New Light-Duty Trucks	1,380	44,092,853.32	47,843,130.45	7.815
New Sport Utility Vehicles	1,417	45,620,451.19	49,405,601.22	7.815
New Vans	370	10,620,863.91	11,604,229.22	7.916
Used Automobiles	1,463	36,548,829.81	40,495,953.48	8.440
Used Light-Duty Trucks	957	23,421,581.13	25,413,916.08	8.453
Used Sport Utility Vehicles	1,104	27,957,043.50	30,577,436.61	8.452
Used Vans	222	4,648,249.88	5,134,444.12	8.638

Total:	8,335	232,100,331.32	253,322,249.55	8.140

Collateral Type
	Weighted	Weighted	% of Aggregate
	Average	Average	Remaining
	Remaining	Original Term	Principal Balance
Collateral Type	Term (Months)	(Months)	(%)

New Automobiles	77	85	16.89
New Light-Duty Trucks	79	88	19.00
New Sport Utility Vehicles	79	87	19.66
New Vans	78	87	4.58
Used Automobiles	69	78	15.75
Used Light-Duty Trucks	75	83	10.09
Used Sport Utility Vehicles	74	83	12.05
Used Vans	71	80	2.00

Total:	76	84	100.00

Remaining Term (Months)
			% of Aggregate
Range of	Number of	Aggregate Remaining	Remaining
Months Remaining	Receivables	Principal Balance ($)	Principal Balance (%)

12 months or less	3	8,013.75	0.00
13 - 24 months	14	138,027.34	0.06
25 - 36 months	55	812,362.56	0.35
37 - 48 months	147	2,809,858.30	1.21
49 - 60 months	867	18,721,732.43	8.07
61 - 72 months	2,232	58,872,179.54	25.36
73 - 84 months	3,348	99,025,076.49	42.66
85 - 96 months	1,669	51,713,080.91	22.28

Total:	8,335	232,100,331.32	100.00

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Geographic Distribution
			% of Aggregate
	Number of	Aggregate Remaining	Remaining
State	Receivables	Principal Balance ($)	Principal Balance (%)

Texas	1,228	34,431,187.01	14.83
California	1,028	31,056,862.81	13.38
Arizona	864	24,831,269.62	10.70
Illinois	727	19,093,420.98	8.23
Tennessee	506	13,935,384.78	6.00
Georgia	480	13,657,743.39	5.88
New Mexico	408	11,547,883.48	4.98
Florida	418	11,106,231.84	4.79
North Carolina	401	10,524,089.63	4.53
Michigan	306	7,757,910.92	3.34
Colorado	271	7,533,820.44	3.25
Oklahoma	227	6,213,972.83	2.68
South Carolina	226	6,007,390.55	2.59
Missouri	196	5,229,427.25	2.25
Oregon	183	5,152,419.54	2.22
Other	866	24,021,316.25	10.35

Total:	8,335	232,100,331.32	100.00

Model Year
			% of Aggregate
Model	Number of	Aggregate Remaining	Remaining
Year	Receivables	Principal Balance ($)	Principal Balance (%)

prior to and including 1990	55	1,111,539.85	0.48
1991	15	432,846.08	0.19
1992	10	164,132.39	0.07
1993	7	142,841.77	0.06
1994	20	385,657.05	0.17
1995	42	795,196.06	0.34
1996	57	966,938.99	0.42
1997	84	1,586,860.05	0.68
1998	94	1,937,622.07	0.83
1999	234	5,005,044.79	2.16
2000	422	9,739,112.16	4.20
2001	617	14,951,390.65	6.44
2002	810	20,160,871.07	8.69
2003	1,646	44,952,921.87	19.37
2004	3,603	110,056,599.44	47.42
2005	619	19,710,757.03	8.49

Total:	8,335	232,100,331.32	100.00

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Contract Rate (%)
			% of Aggregate
Range of	Number of	Aggregate Remaining	Remaining
Contract Rates (%)	Receivables	Principal Balance ($)	Principal Balance (%)

5.001 - 7.000	1,215	35,989,471.57	15.51
7.001 - 7.500	1,061	31,472,125.44	13.56
7.501 - 8.000	1,939	55,926,261.22	24.10
8.001 - 8.500	1,222	34,873,962.05	15.03
8.501 - 9.000	1,134	31,356,867.85	13.51
9.001 - 9.500	567	14,894,643.91	6.42
9.501 - 10.000	581	15,158,000.19	6.53
10.001 - 10.500	199	4,773,809.17	2.06
10.501 - 11.000	201	4,118,763.31	1.77
11.001 - 11.500	80	1,483,442.19	0.64
11.501 - 12.000	70	1,169,896.75	0.50
12.001 - 12.500	21	346,260.05	0.15
12.501 - 13.000	25	326,415.39	0.14
13.001 - 13.500	1	13,595.75	0.01
13.501 - 14.000	13	139,294.68	0.06
14.001 or greater	6	57,521.80	0.02

Total:	8,335	232,100,331.32	100.00

FICO Score at Origination
Range of			% of Aggregate
FICO	Number of	Aggregate Remaining	Remaining
Scores	Receivables	Principal Balance ($)	Principal Balance(%)

600 or less	7	167,495.47	0.07
601 - 620	31	913,958.34	0.39
621 - 640	74	2,085,557.22	0.90
641 - 660	194	5,474,102.44	2.36
661 - 680	437	12,506,581.79	5.39
681 - 700	833	23,398,943.95	10.08
701 - 720	1,217	34,665,533.73	14.94
721 - 740	1,442	40,728,258.52	17.55
741 - 760	1,421	39,458,350.14	17.00
761 - 780	1,187	32,437,057.56	13.98
781 - 800	826	22,352,781.59	9.63
801 - 820	515	13,998,915.68	6.03
821 - 840	146	3,793,986.15	1.63
841 - 860	5	118,808.74	0.05

Total:	8,335	232,100,331.32	100.00

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

Class A-1 Notes

Date	1.00 ABS	1.40 ABS	1.60 ABS	2.00 ABS	2.50 ABS
17-Feb-05	100.00	100.00	100.00	100.00	100.00
25-Mar-05	87.36	84.37	82.77	79.33	74.44
25-Apr-05	74.81	68.89	65.73	58.92	49.24
25-May-05	62.36	53.58	48.89	38.77	24.42
25-Jun-05	50.00	38.42	32.24	18.90	0.00
25-Jul-05	37.74	23.43	15.78	0.00	0.00
25-Aug-05	25.58	8.60	0.00	0.00	0.00
25-Sep-05	13.52	0.00	0.00	0.00	0.00
25-Oct-05	1.56	0.00	0.00	0.00	0.00
25-Nov-05	0.00	0.00	0.00	0.00	0.00

WAL to Maturity	0.40	0.34	0.31	0.27	0.23
WAL to Call	0.40	0.34	0.31	0.27	0.23

Class A-2 Notes

Date	1.00 ABS	1.40 ABS	1.60 ABS	2.00 ABS	2.50 ABS
17-Feb-05	100.00	100.00	100.00	100.00	100.00
25-Mar-05	100.00	100.00	100.00	100.00	100.00
25-Apr-05	100.00	100.00	100.00	100.00	100.00
25-May-05	100.00	100.00	100.00	100.00	100.00
25-Jun-05	100.00	100.00	100.00	100.00	99.98
25-Jul-05	100.00	100.00	100.00	99.57	85.15
25-Aug-05	100.00	100.00	99.71	87.65	70.54
25-Sep-05	100.00	96.27	89.81	75.91	56.18
25-Oct-05	100.00	87.33	80.04	64.34	42.07
25-Nov-05	93.65	78.50	70.39	52.95	28.19
25-Dec-05	86.41	69.77	60.88	41.73	14.57
25-Jan-06	79.22	61.15	51.49	30.69	1.19
25-Feb-06	72.11	52.64	42.24	19.84	0.00
25-Mar-06	65.05	44.24	33.11	9.16	0.00
25-Apr-06	58.07	35.94	24.12	0.00	0.00
25-May-06	51.15	27.76	15.27	0.00	0.00
25-Jun-06	44.30	19.70	6.55	0.00	0.00
25-Jul-06	37.52	11.74	0.00	0.00	0.00
25-Aug-06	30.81	3.91	0.00	0.00	0.00
25-Sep-06	24.17	0.00	0.00	0.00	0.00
25-Oct-06	17.61	0.00	0.00	0.00	0.00
25-Nov-06	11.11	0.00	0.00	0.00	0.00
25-Dec-06	4.69	0.00	0.00	0.00	0.00
25-Jan-07	0.00	0.00	0.00	0.00	0.00

WAL to Maturity	1.34	1.10	1.00	0.84	0.69
WAL to Call	1.34	1.10	1.00	0.84	0.69

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class A-3 Notes

Date	1.00 ABS	1.40 ABS	1.60 ABS	2.00 ABS	2.50 ABS
17-Feb-05	100.00	100.00	100.00	100.00	100.00
25-Mar-05	100.00	100.00	100.00	100.00	100.00
25-Apr-05	100.00	100.00	100.00	100.00	100.00
25-May-05	100.00	100.00	100.00	100.00	100.00
25-Jun-05	100.00	100.00	100.00	100.00	100.00
25-Jul-05	100.00	100.00	100.00	100.00	100.00
25-Aug-05	100.00	100.00	100.00	100.00	100.00
25-Sep-05	100.00	100.00	100.00	100.00	100.00
25-Oct-05	100.00	100.00	100.00	100.00	100.00
25-Nov-05	100.00	100.00	100.00	100.00	100.00
25-Dec-05	100.00	100.00	100.00	100.00	100.00
25-Jan-06	100.00	100.00	100.00	100.00	100.00
25-Feb-06	100.00	100.00	100.00	100.00	88.35
25-Mar-06	100.00	100.00	100.00	100.00	75.79
25-Apr-06	100.00	100.00	100.00	98.71	63.47
25-May-06	100.00	100.00	100.00	88.64	51.42
25-Jun-06	100.00	100.00	100.00	78.77	39.62
25-Jul-06	100.00	100.00	98.02	69.08	28.07
25-Aug-06	100.00	100.00	89.78	59.58	16.80
25-Sep-06	100.00	96.28	81.68	50.27	6.41
25-Oct-06	100.00	88.85	73.71	41.15	0.00
25-Nov-06	100.00	81.54	65.89	32.23	0.00
25-Dec-06	100.00	74.35	58.21	23.50	0.00
25-Jan-07	98.38	67.28	50.68	14.97	0.00
25-Feb-07	92.25	60.33	43.29	6.64	0.00
25-Mar-07	86.20	53.50	36.04	0.00	0.00
25-Apr-07	80.22	46.79	28.95	0.00	0.00
25-May-07	74.31	40.20	22.00	0.00	0.00
25-Jun-07	68.49	33.75	15.21	0.00	0.00
25-Jul-07	62.74	27.41	8.57	0.00	0.00
25-Aug-07	57.06	21.21	2.09	0.00	0.00
25-Sep-07	51.47	15.14	0.00	0.00	0.00
25-Oct-07	45.96	9.19	0.00	0.00	0.00
25-Nov-07	40.52	3.38	0.00	0.00	0.00
25-Dec-07	35.17	0.00	0.00	0.00	0.00
25-Jan-08	29.90	0.00	0.00	0.00	0.00
25-Feb-08	24.71	0.00	0.00	0.00	0.00
25-Mar-08	19.61	0.00	0.00	0.00	0.00
25-Apr-08	14.60	0.00	0.00	0.00	0.00
25-May-08	9.66	0.00	0.00	0.00	0.00
25-Jun-08	4.82	0.00	0.00	0.00	0.00
25-Jul-08	0.06	0.00	0.00	0.00	0.00
25-Aug-08	0.00	0.00	0.00	0.00	0.00

WAL to Maturity	2.69	2.20	2.00	1.66	1.33
WAL to Call	2.69	2.20	2.00	1.66	1.33

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class A-4 Notes

Date	1.00 ABS	1.40 ABS	1.60 ABS	2.00 ABS	2.50 ABS
17-Feb-05	100.00	100.00	100.00	100.00	100.00
25-Mar-05	100.00	100.00	100.00	100.00	100.00
25-Apr-05	100.00	100.00	100.00	100.00	100.00
25-May-05	100.00	100.00	100.00	100.00	100.00
25-Jun-05	100.00	100.00	100.00	100.00	100.00
25-Jul-05	100.00	100.00	100.00	100.00	100.00
25-Aug-05	100.00	100.00	100.00	100.00	100.00
25-Sep-05	100.00	100.00	100.00	100.00	100.00
25-Oct-05	100.00	100.00	100.00	100.00	100.00
25-Nov-05	100.00	100.00	100.00	100.00	100.00
25-Dec-05	100.00	100.00	100.00	100.00	100.00
25-Jan-06	100.00	100.00	100.00	100.00	100.00
25-Feb-06	100.00	100.00	100.00	100.00	100.00
25-Mar-06	100.00	100.00	100.00	100.00	100.00
25-Apr-06	100.00	100.00	100.00	100.00	100.00
25-May-06	100.00	100.00	100.00	100.00	100.00
25-Jun-06	100.00	100.00	100.00	100.00	100.00
25-Jul-06	100.00	100.00	100.00	100.00	100.00
25-Aug-06	100.00	100.00	100.00	100.00	100.00
25-Sep-06	100.00	100.00	100.00	100.00	100.00
25-Oct-06	100.00	100.00	100.00	100.00	96.42
25-Nov-06	100.00	100.00	100.00	100.00	86.92
25-Dec-06	100.00	100.00	100.00	100.00	77.66
25-Jan-07	100.00	100.00	100.00	100.00	68.63
25-Feb-07	100.00	100.00	100.00	100.00	60.18
25-Mar-07	100.00	100.00	100.00	98.57	52.23
25-Apr-07	100.00	100.00	100.00	90.97	44.83
25-May-07	100.00	100.00	100.00	83.57	37.99
25-Jun-07	100.00	100.00	100.00	76.37	31.67
25-Jul-07	100.00	100.00	100.00	69.67	25.90
25-Aug-07	100.00	100.00	100.00	63.17	20.70
25-Sep-07	100.00	100.00	95.93	56.85	16.11
25-Oct-07	100.00	100.00	90.01	50.72	12.14
25-Nov-07	100.00	100.00	84.24	44.79	8.78
25-Dec-07	100.00	97.80	78.63	39.23	6.07
25-Jan-08	100.00	92.48	73.18	34.01	3.92
25-Feb-08	100.00	87.29	67.88	29.17	2.23
25-Mar-08	100.00	82.23	62.74	24.69	1.06
25-Apr-08	100.00	77.31	57.77	20.56	0.34
25-May-08	100.00	72.52	52.95	16.80	0.02
25-Jun-08	100.00	67.87	48.31	13.42	0.00
25-Jul-08	100.00	63.36	43.90	10.44	0.00
25-Aug-08	95.58	58.99	39.71	7.86	0.00
25-Sep-08	91.19	54.76	35.68	5.68	0.00

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class A-4 Notes (Continued)

Date	1.00 ABS	1.40 ABS	1.60 ABS	2.00 ABS	2.50 ABS
25-Oct-08	86.89	50.66	31.81	3.92	0.00
25-Nov-08	82.67	46.72	28.11	2.53	0.00
25-Dec-08	78.54	42.92	24.60	1.44	0.00
25-Jan-09	74.50	39.26	21.34	0.68	0.00
25-Feb-09	70.56	35.76	18.31	0.22	0.00
25-Mar-09	66.70	32.40	15.52	0.01	0.00
25-Apr-09	62.94	29.23	12.97	0.00	0.00
25-May-09	59.27	26.23	10.65	0.00	0.00
25-Jun-09	55.70	23.38	8.57	0.00	0.00
25-Jul-09	52.22	20.67	6.73	0.00	0.00
25-Aug-09	48.84	18.11	5.13	0.00	0.00
25-Sep-09	45.56	15.72	3.77	0.00	0.00
25-Oct-09	42.37	13.51	2.66	0.00	0.00
25-Nov-09	39.29	11.48	1.78	0.00	0.00
25-Dec-09	36.31	9.64	1.09	0.00	0.00
25-Jan-10	33.43	7.97	0.58	0.00	0.00
25-Feb-10	30.65	6.48	0.24	0.00	0.00
25-Mar-10	27.98	5.15	0.06	0.00	0.00
25-Apr-10	25.48	4.00	0.00	0.00	0.00
25-May-10	23.07	3.01	0.00	0.00	0.00
25-Jun-10	20.77	2.18	0.00	0.00	0.00
25-Jul-10	18.56	1.52	0.00	0.00	0.00
25-Aug-10	16.46	1.00	0.00	0.00	0.00
25-Sep-10	14.46	0.60	0.00	0.00	0.00
25-Oct-10	12.61	0.31	0.00	0.00	0.00
25-Nov-10	10.88	0.12	0.00	0.00	0.00
25-Dec-10	9.26	0.03	0.00	0.00	0.00
25-Jan-11	7.77	0.00	0.00	0.00	0.00
25-Feb-11	6.45	0.00	0.00	0.00	0.00
25-Mar-11	5.27	0.00	0.00	0.00	0.00
25-Apr-11	4.22	0.00	0.00	0.00	0.00
25-May-11	3.30	0.00	0.00	0.00	0.00
25-Jun-11	2.52	0.00	0.00	0.00	0.00
25-Jul-11	1.86	0.00	0.00	0.00	0.00
25-Aug-11	1.26	0.00	0.00	0.00	0.00
25-Sep-11	0.85	0.00	0.00	0.00	0.00
25-Oct-11	0.53	0.00	0.00	0.00	0.00
25-Nov-11	0.32	0.00	0.00	0.00	0.00
25-Dec-11	0.12	0.00	0.00	0.00	0.00
25-Jan-12	0.00	0.00	0.00	0.00	0.00
25-Feb-12	0.00	0.00	0.00	0.00	0.00

WAL to Maturity	4.66	3.86	3.46	2.81	2.23
WAL to Call	4.25	3.48	3.16	2.55	2.06

[1] Includes Accrued Interest

[2] % ABS

[3] Based on notional principal balance.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class I Sensitivity Analysis

Class I Notes @ 0.630468(1)

Prepayment Speed[2]	1.00 ABS	1.6 ABS	2.0 ABS	2.5 ABS	2.51 ABS	2.67 ABS	2.68 ABS
Yield (%)	30.136	4.000	4.000	4.000	3.862	0.086	-0.211
WAL[3]	1.77	1.33	1.33	1.33	1.33	1.28	1.28
Duration	0.93	0.93	0.93	0.93	0.93	0.91	0.91
Payment Window	03/05 - 11/08	03/05 - 06/08	03/05 - 06/08	03/05 - 06/08	03/05 - 06/08	03/05 - 04/08	03/05 - 04/08

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

Class I - Planned Notional Principal Amount Schedule

Month	Schedule
Initial Balance	176,576,067.86
1	169,925,413.81
2	163,348,493.79
3	156,846,112.39
4	150,419,081.74
5	144,068,221.57
6	137,794,359.27
7	131,598,329.96
8	125,480,976.54
9	119,443,149.80
10	113,485,708.43
11	107,609,519.14
12	101,815,456.71
13	96,104,404.04
14	90,477,252.26
15	84,934,900.76
16	79,478,257.28
17	74,108,238.00
18	68,825,767.59
19	63,631,779.27
20	58,527,214.93
21	53,513,025.15
22	48,590,169.32
23	43,759,615.69
24	39,022,341.45
25	34,379,332.82
26	29,831,585.11
27	25,380,102.81
28	21,152,983.91
29	17,300,596.81
30	13,828,678.21
31	10,763,033.10
32	8,107,240.44
33	5,865,845.01
34	4,052,245.27
35	2,616,049.40
36	1,488,765.36
37	708,086.79
38	230,094.38
39	13,022.16
40 and thereafter	0

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Bay View 2005-LJ-1 Owner Trust Automobile Receivable Backed Notes

FOR ADDITIONAL INFORMATION PLEASE CALL:

Barclays Capital

Asset Backed Finance
Michael Wade	212-412-2812
Jay Kim	212-412-7621
Jon-Claude Zucconi	212-412-7646
Katherine Young	212-412-1116

ABS Trading & Syndicate
Craig Leonard	212-412-2663
Brian Dixon	212-412-2663
Susan Aldworth	212-412-2449
Raphael Gonzales	212-412-2449

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.